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                                                                    EXHIBIT 10-C

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                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this "AMENDMENT"), dated and effective as of September 25, 2001, is entered into by and between Avatex Corporation (the "COMPANY"), and Robert H. Stone ("EMPLOYEE").

         The Company and Employee hereby agree that this Amendment amends the Employment Agreement dated and effective as of November 12, 1996, as amended by the Amendment thereto dated as of February 1, 1998, and the Second Amendment thereto dated as of September 1, 1999, by and between the Company and Employee (the "AGREEMENT"), as follows:

         1. Section 1 of the Agreement is hereby amended by changing the date specified therein to January 31, 2004.

         2. Except as expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective on the date and year first above written.


AVATEX CORPORATION
                                                        ------------------------
                                                        Robert H. Stone

By:
    ---------------------------
    Melvyn J. Estrin
    Co-Chief Executive Officer